UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF GEORGIA
NEWNAN DIVISION				Exhibit 99.1

	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE	W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR’S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

8/31/2010 to 9/30/2010

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the
United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor’s Address		Attorney’s Address
and Phone Number		and Phone Number

P.O. Box 17296		191 Peachtree St.
Stamford, Ct 06907		Atlanta, GA 30303
Tel: (203) 329-8412		Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from August 31, 2010 thru September 30, 2010

Opening Cash Balance - 7/31/10	$ 414

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other
Total Inflows
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy	0	0
Consulting Fees
Lockbox Fees	1	1
Supplies & Misc	0	0
Rent	1	1
Insurance
Utilities (Heat, Hydro, Phone, etc.)	0	0
Payroll (inlcuding tax payments & fees)	11	11
T&E Reimbursements
State Tax Payments
Distribution to Equity
Total Outflows	14	14

Net Cash Flows	(14)

Closing Cash Balance	$ 400

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from August 31, 2010 thru September 30, 2010
Amounts in $000’s

Accounts Receivable at Petition Date:	$75,200

Beginning of Month Balance* - Gross	$13,476	(per 8/31/10 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$13,476	(per 9/30/10 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$-

Note:	The accounts receivable aging below relates only to deliveries to
	customers subsequent to the June 11, 2002 petition date.

	AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total

	$ -	$ -	$ 111	$ 111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from August 31, 2010 thru September 30, 2010
Amounts in $000’s

See attached System Generated A/P reports as of 9/30/2010 (Attachments 2A and 2B).

Beginning of Period Balance	$56	(per 8/31/10 G/L)
PLUS: New Indebtedness Incurred	4
LESS: Amounts Paid on A/P	(4)

End of Month Balance	$56	(per 9/30/10 G/L)

Exhibit 2A

The New Power Company
Vendor Balance Detail
As of September 30, 2010

		Type	Date	Amount	Balance
	Administrator Unemployment Compensation				0.00
		Bill	09/06/2010	25.00	25.00
		Bill Pmt -Check	09/06/2010	-25.00	0.00
	Total Administrator Unemployment Compensation			0.00	0.00

	Arkadin, Inc.				0.00
		Bill	09/06/2010	39.25	39.25
		Bill Pmt -Check	09/06/2010	-39.25	0.00
	Total Arkadin, Inc.			0.00	0.00

	AT&T				0.00
		Bill	09/06/2010	158.61	158.61
		Bill Pmt -Check	09/06/2010	-158.61	0.00
	Total AT&T			0.00	0.00

	epiq Systems				0.00
		Bill	09/06/2010	373.99	373.99
		Bill Pmt -Check	09/06/2010	-373.99	0.00
	Total epiq Systems			0.00	0.00

	Iron Mountain Off-Site Data Protection				0.00
		Bill	09/06/2010	621.90	621.90
		Bill Pmt -Check	09/06/2010	-621.90	0.00
	Total Iron Mountain Off-Site Data Protection			0.00	0.00

	JPMorgan Chase				0.00
		Bill	09/06/2010	862.48	862.48
		Bill Pmt -Check	09/06/2010	-862.48	0.00
	Total JPMorgan Chase			0.00	0.00

	Kaster Moving Co. Inc.				0.00
		Bill	09/06/2010	83.50	83.50
		Bill Pmt -Check	09/06/2010	-83.50	0.00
	Total Kaster Moving Co. Inc.			0.00	0.00

	Ms. Patricia Foster				0.00
		Bill	09/06/2010	360.99	360.99
		Bill Pmt -Check	09/06/2010	-360.99	0.00
	Total Ms. Patricia Foster			0.00	0.00

	Postmaster				0.00
		Bill	09/06/2010	125.00	125.00
		Bill Pmt -Check	09/06/2010	-125.00	0.00
	Total Postmaster			0.00	0.00

	Steamatic of Connecticut				0.00
		Bill	09/06/2010	1,116.06	1,116.06
		Bill Pmt -Check	09/06/2010	-1,116.06	0.00
	Total Steamatic of Connecticut			0.00	0.00
TOTAL				0.00	0.00

Exhibit 2B

The New Power Company
Unpaid Vendor Balances
September 30, 2010

Balance

Franchise Tax Liability	55,465.82
Payroll Tax Liablility	4,429.07
59,894.89

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from August 31, 2010 thru September 30, 2010
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$ 15,587

Inventory at Beginning of Period	$ -	(per 8/31/10 G/L)
PLUS: Inventrory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$ -	(per 9/30/10 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$ -
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$ -

Attachment 4
Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	9/01/2010-9/30/2010

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$ 15,871.48
Total Deposits	$ -	Transfer from Money Market
Total Payments	$ 10,327.77	Transfer to Manual Checking of
Closing Balance	$ 5,543.71

Electronic Payments issued this Period
Last Payment issued this Period
Total # of payments this Period	0

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	9/01/2010-9/30/2010

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$ 410,231.03
Total Deposits	$ 16.62	Interest Income
Total Payments	$ 3,499.74	Payroll Taxes
Closing Balance	$ 406,747.91
Service Charges	$ -

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	9/01/2010-9/30/2010

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$ 0.00
Total Deposits	$ 10,327.77	Transfer from Concentration
Total Payments	$ (10,327.77)
Closing Balance	$ 0.00
Service Charges	N/A

First Check issued this Period		201346
Last Check issued this Period		201357
Voided Checks		1
Total # of checks issued this Period		11

Exhibit 5

The New Power Company
Transactions by Account
As of September 30, 2010

Date	Num	Name	Amount
09/06/2010	wire	United States Treasury	3,499.74
09/06/2010	201347	CT Commissioner of Revenue Services	504.16
09/06/2010	201348	Administrator Unemployment Compensation	25.00
09/06/2010	201349	Arkadin, Inc.	39.25
09/06/2010	201350	AT&T	158.61
09/06/2010	201351	epiq Systems	373.99
09/06/2010	201352	Iron Mountain Off-Site Data Protection	621.90
09/06/2010	201353	JPMorgan Chase	862.48
09/06/2010	201354	Kaster Moving Co. Inc.	83.50
09/06/2010	201355	M. Patricia Foster	360.99
09/06/2010	201357	Postmaster	125.00
09/06/2010	201346	Steamatic of Connecticut	1,116.06
09/15/2010	dir dep	M. Patricia Foster	3,606.07
09/30/2010	cir dep	M. Patricia Foster	3,606.07
			14,982.82
			14,982.82

Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from August 31, 2010 thru September 30, 2010
Amounts in $000's

Taxes Paid During the Month

Employment Taxes	3.5
Connecticut State Tax	0.5

Taxes Owed and Due

Payroll Tax Liability	4.4

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from August 31, 2010 thru September 30, 2010
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment. *
* Omitted

Attachment 7B
(Supplemental)

Payments made to insiders 9/01/10-9/30/2010

Payments are in gross amts

	Title	Amount	Date	Type

M. Patricia Foster	President & CEO	$ 5,208.33	9/15/2010	Salary for pay period 9/01 - 9/15
		$ 5,208.33	9/30/2010	Salary for pay period 9/16 - 9/30

$ 10,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from August 31, 2010 thru September 30, 2010

none